Exhibit 10.1

Execution Copy

KNIGHTSCOPE, INC.

AMENDMENT NO. 1 TO COMMON STOCK PURCHASE AGREEMENT

This AMENDMENT NO. 1 TO COMMON STOCK PURCHASE AGREEMENT (this “Amendment”) is entered into as of April 11, 2022 (the “Effective Date”) and amends that certain Common Stock Purchase Agreement, dated as of April 4, 2022 (the “Purchase Agreement”), by and between B. Riley Principal Capital, LLC, a Delaware limited liability company (the “Investor”), and Knightscope, Inc., a Delaware corporation (the “Company”).Capitalized terms used and not expressly defined herein shall have the meanings for such terms set forth in the Purchase Agreement.

Whereas, Section 10.6 of the Purchase Agreement provides that the Purchase Agreement may be amended prior to the date on which the Initial Registration Statement is initially filed with the Commission, by written instrument signed by the parties to the Purchase Agreement; and

Whereas, the parties desire to make certain changes to certain of the defined terms set forth in the Purchase Agreement and add certain new defined terms to the Purchase Agreement, which shall become effective immediately upon execution of this Amendment on the Effective Date.

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchase Agreement is hereby amended, effective immediately upon execution of this Amendment on the Effective Date and with effect from and after the Effective Date, as follows:

1.	Amendment to the Purchase Agreement.

Effective immediately upon execution of this Amendment on the Effective Date and with effect from and after the Effective Date, each of the Investor and the Company hereby amend the Purchase Agreement as provided in this Section 1.

(a) Amendments and Restatements of Certain Defined Terms. The definitions of “Intraday VWAP Purchase Ending Time,” “Intraday VWAP Purchase Maximum Amount,” “Intraday VWAP Purchase Share Amount,” “Intraday VWAP Purchase Share Volume Maximum,” “VWAP Purchase Ending Time,” “VWAP Purchase Maximum Amount,” “VWAP Purchase Share Amount” and “VWAP Purchase Share Volume Maximum Amount” within Annex I to the Purchase Agreement are hereby amended and restated in their entirety and replaced with the following, respectively:

“ “Intraday VWAP Purchase Ending Time” means, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, the time on the Purchase Date for such Intraday VWAP Purchase that is the earliest of: (i) 4:00 p.m., New York City time, on the applicable Purchase Date for such Intraday VWAP Purchase, or such earlier time publicly announced by the Trading Market (or, if the Common Stock is then listed on an Eligible Market, by such Eligible Market) as the official close of the primary (or “regular”) trading session on the Trading Market (or on such Eligible Market, as applicable) on such Purchase Date; (ii) immediately at such time following the Intraday VWAP Purchase Commencement Time of the Intraday VWAP Purchase Period for such Intraday VWAP Purchase that the total number (or volume) of shares of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during such Intraday VWAP Purchase Period has exceeded the applicable Intraday VWAP Purchase Share Volume Maximum for such Intraday VWAP Purchase; provided, however, that the calculation of the total number (or volume) of shares of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) shall exclude from such calculation (A) the opening or first purchase of Common Stock at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date and (B) the last or closing sale of Common Stock at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable); and (iii) immediately at such time following the Intraday VWAP Purchase Commencement Time of the Intraday VWAP Purchase Period for such Intraday VWAP Purchase that the Sale Price of any share of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during such Intraday VWAP Purchase Period is less than the applicable Intraday VWAP Purchase Minimum Price Threshold; provided, however, that the determination of whether the Sale Price of any share of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during such Intraday VWAP Purchase Period shall exclude (A) the opening or first purchase of Common Stock at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date and (B) the last or closing sale of Common Stock at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable) (in each case, to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).”

“ “Intraday VWAP Purchase Maximum Amount” means, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, such number of shares of Common Stock equal to the lesser of: (i) the product of (a) the Purchase Share Percentage, multiplied by (b) the Purchase Volume Reference Amount applicable to such Intraday VWAP Purchase, and (ii) the product of (a) 0.20, multiplied by (b) the total number (or volume) of shares of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during the Intraday VWAP Purchase Period for such Intraday VWAP Purchase; provided, however, that the calculation of the total number (or volume) of shares of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) shall exclude from such calculation (A) the opening or first purchase of Common Stock at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date and (B) the last or closing sale of Common Stock at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable) (in each case, to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).”

“ “Intraday VWAP Purchase Share Amount” means, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, the total number of Shares to be purchased by the Investor in such Intraday VWAP Purchase as specified by the Company in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase, which total number of Shares shall not exceed the Intraday VWAP Purchase Maximum Amount applicable to such Intraday VWAP Purchase (and such number of Shares specified by the Company in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase shall be subject to automatic adjustment in accordance with Section 3.2 hereof as necessary to give effect to the Intraday VWAP Purchase Maximum Amount limitation applicable to such Intraday VWAP Purchase as set forth in this Agreement).”

“ “Intraday VWAP Purchase Share Volume Maximum” means, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, a number of shares of Common Stock equal to the quotient obtained by dividing (i) the Intraday VWAP Purchase Share Amount to be purchased by the Investor in such Intraday VWAP Purchase, by (ii) 0.20 (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).”

“ “VWAP Purchase Ending Time” means, with respect to a VWAP Purchase made pursuant to Section 3.1, the time on the Purchase Date for such VWAP Purchase that is the earliest of: (i) 4:00 p.m., New York City time, on the applicable Purchase Date for such Intraday VWAP Purchase, or such earlier time publicly announced by the Trading Market (or, if the Common Stock is then listed on an Eligible Market, by such Eligible Market) as the official close of the primary (or “regular”) trading session on the Trading Market (or on such Eligible Market, as applicable) on such Purchase Date; (ii) immediately at such time following the VWAP Purchase Commencement Time of the VWAP Purchase Period for such VWAP Purchase that the total number (or volume) of shares of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during such VWAP Purchase Period has exceeded the applicable VWAP Purchase Share Volume Maximum for such VWAP Purchase; provided, however, that the calculation of the total number (or volume) of shares of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) shall exclude from such calculation (A) the opening or first purchase of Common Stock at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date and (B) the last or closing sale of Common Stock at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable); and (iii) immediately at such time following the VWAP Purchase Commencement Time of the VWAP Purchase Period for such VWAP Purchase that the Sale Price of any share of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during such VWAP Purchase Period is less than the applicable VWAP Purchase Minimum Price Threshold; provided, however, that the determination of whether the Sale Price of any share of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during such VWAP Purchase Period shall exclude (A) the opening or first purchase of Common Stock at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date and (B) the last or closing sale of Common Stock at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable) (in each case, to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).”

“ “VWAP Purchase Maximum Amount” means, with respect to a VWAP Purchase made pursuant to Section 3.1, such number of shares of Common Stock equal to the lesser of: (i) the product of (a) the Purchase Share Percentage, multiplied by (b) the Purchase Volume Reference Amount applicable to such VWAP Purchase, and (ii) the product of (a) 0.20, multiplied by (b) the total number (or volume) of shares of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) during the VWAP Purchase Period for such VWAP Purchase; provided, however, that the calculation of the total number (or volume) of shares of Common Stock traded on the Trading Market (or on such Eligible Market, as applicable) shall exclude from such calculation (A) the opening or first purchase of Common Stock at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date and (B) the last or closing sale of Common Stock at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable) (in each case, to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).”

“ “VWAP Purchase Share Amount” means, with respect to a VWAP Purchase made pursuant to Section 3.1, the total number of Shares to be purchased by the Investor in such VWAP Purchase as specified by the Company in the applicable VWAP Purchase Notice for such VWAP Purchase, which total number of Shares shall not exceed the VWAP Purchase Maximum Amount applicable to such VWAP Purchase (and such number of Shares specified by the Company in the applicable VWAP Purchase Notice for such VWAP Purchase shall be subject to automatic adjustment in accordance with Section 3.1 hereof as necessary to give effect to the VWAP Purchase Maximum Amount limitation applicable to such VWAP Purchase as set forth in this Agreement).”

“ “VWAP Purchase Share Volume Maximum” means, with respect to a VWAP Purchase made pursuant to Section 3.1, a number of shares of Common Stock equal to the quotient obtained by dividing (i) the VWAP Purchase Share Amount to be purchased by the Investor in such VWAP Purchase, by (ii) 0.20 (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).”

(b) Addition of Definitions of New Defined Terms to Annex I. The following definitions of the new defined terms set forth below are hereby added to Annex I to the Purchase Agreement, as follows:

(i)            The definition of the new defined term “Intraday VWAP Purchase Minimum Price Threshold” as set forth below shall be added to Annex I to the Purchase Agreement immediately following the definition of the term “Intraday VWAP Purchase Maximum Amount” and immediately prior to the definition of the term “Intraday VWAP Purchase Notice” in Annex I to the Purchase Agreement:

“ “Intraday VWAP Purchase Minimum Price Threshold” means, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, the dollar amount specified by the Company in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase as the per share minimum Sale Price threshold to be used in determining whether the event in clause (iii) of the definition of “Intraday VWAP Purchase Ending Time” shall have occurred during the applicable Intraday VWAP Purchase Period for such Intraday VWAP Purchase (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction); provided, however, that if the Company has not specified any such dollar amount as the per share minimum Sale Price threshold in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase, then the per share minimum Sale Price threshold to be used in determining whether the event in clause (iii) of the definition of “Intraday VWAP Purchase Ending Time” shall have occurred during the applicable Intraday VWAP Purchase Period for such Intraday VWAP Purchase shall be such dollar amount equal to the product of (a) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the Purchase Date for such Intraday VWAP Purchase, multiplied by (ii) 0.75 (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).”

(ii)           The definition of the new defined term “Sale Price” as set forth below shall be added to Annex I to the Purchase Agreement immediately following the definition of the term “Purchase Volume Reference Amount” and immediately prior to the definition of the term “Threshold Price” in Annex I to the Purchase Agreement:

“ “Sale Price” means, any trade price for a share of Common Stock on the Trading Market, or if the Common Stock is then traded on an Eligible Market, on such Eligible Market, as reported by Bloomberg.”

(iii)          The definition of the new defined term “VWAP Purchase Minimum Price Threshold” as set forth below shall be added to Annex I to the Purchase Agreement immediately following the definition of the term “VWAP Purchase Maximum Amount” and immediately prior to the definition of the term “VWAP Purchase Notice” in Annex I to the Purchase Agreement:

“ “VWAP Purchase Minimum Price Threshold” means, with respect to a VWAP Purchase made pursuant to Section 3.1, the dollar amount specified by the Company in the applicable VWAP Purchase Notice for such VWAP Purchase as the per share minimum Sale Price threshold to be used in determining whether the event in clause (iii) of the definition of “VWAP Purchase Ending Time” shall have occurred during the applicable VWAP Purchase Period for such VWAP Purchase (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction); provided, however, that if the Company has not specified any such dollar amount as the per share minimum Sale Price threshold in the applicable VWAP Purchase Notice for such VWAP Purchase, then the per share minimum Sale Price threshold to be used in determining whether the event in clause (iii) of the definition of “VWAP Purchase Ending Time” shall have occurred during the applicable VWAP Purchase Period for such VWAP Purchase shall be such dollar amount equal to the product of (a) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the Purchase Date for such VWAP Purchase, multiplied by (ii) 0.75 (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).”

2.	Effectiveness. This Amendment shall become effective immediately upon the execution of this Amendment on the Effective Date.

3.	Ratification. Except as set forth in Section 1 of this Amendment, all of the provisions of the Purchase Agreement shall remain in full force and effect, each according to its terms as set forth in the Purchase Agreement, and shall not be amended, changed, modified or superseded in any way whatsoever by this Amendment.

4.	Counterparts. This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or signature delivered by e-mail in a “.pdf” format data file, including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com, www.echosign.adobe.com, etc., shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

5.	Miscellaneous. Sections 10.2 through 10.4 (inclusive), Sections 10.6 through 10.11 (inclusive) and Section 10.15 of the Purchase Agreement are incorporated herein in their entirety and shall apply to this Amendment, mutatis mutandis, with the same force and effect as if specifically set forth herein.

[Signature pages follow]

Execution Copy

IN WITNESS WHEREOF, each of the parties hereto have caused this AMENDMENT NO. 1 TO COMMON STOCK PURCHASE AGREEMENT to be duly executed by their respective authorized officer as of the date first above written.

THE COMPANY:

KNIGHTSCOPE, INC.

By:	/s/ William Santana Li
Name:	William Santana Li
Title:	Chairman and Chief Executive Officer

THE INVESTOR:

B. RILEY PRINCIPAL CAPITAL, LLC:

By:	/s/ Daniel Shribman
Name:	Daniel Shribman
Title:	President

SIGNATURE PAGE TO AMENDMENT NO. 1 TO COMMON STOCK PURCHASE AGREEMENT